The Guardian Investor Variable Annuity B Series

and

The Guardian Investor Variable Annuity L Series

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

Prospectus supplement dated June 17, 2011 to the prospectuses dated May 1, 2011.

The following supplemental information should be read in conjunction with:

the Prospectuses dated May 1, 2011, for The Guardian Investor Variable Annuity B Series and The Guardian Investor Variable Annuity L Series, individual flexible premium deferred variable annuity contracts issued through The Guardian Separate Account R.

Except as set forth herein, all provisions of the prospectus noted above shall remain unchanged.

Effective June 17, 2011, the Return of Premium Death Benefit Option available with the Guaranteed Lifetime Withdrawal Benefit (GLWB) rider will no longer be available for contracts issued in New York in conjunction with applications dated later than June 17, 2011. Applications requesting the GLWB Return of Premium Death Benefit that are dated on or before June 17, 2011 must be received in good order at GIAC’s Customer Service Office on or before July 5, 2011.

This Prospectus Supplement should be retained with the Prospectus for future reference.

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